AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON SEPTEMBER 8, 2005                                      REGISTRATION NO. 333--

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM F-1
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               ------------------

GRACECHURCH CARD FUNDING (NO. 9)  GRACECHURCH RECEIVABLES TRUSTEE  BARCLAYCARD FUNDING PLC
               PLC                            LIMITED
                (Exact Name of Registrants as specified in their charters)

        ENGLAND AND WALES             JERSEY, CHANNEL ISLANDS         ENGLAND AND WALES
              (State or other jurisdiction of incorporation or organisation)
                                        ------------------


       1 Churchill Place,            26 New Street, St. Helier,       1 Churchill Place,
         London E14 5HP                    Jersey JE2 3RA               London E14 5HP
         United Kingdom                    44-1534-814814               United Kingdom
       44-(0)20-7699-5000                                             44-(0)20-7699-5000

(Address, including zip code, and telephone number, including area code of principal executive offices of Registrants.)

                          6189                                              NONE
(Primary Standard Industrial Classification Code Number)  (I.R.S. Employer Identification Number)

                         OFFICE OF THE GENERAL COUNSEL
                              BARCLAYS CAPITAL INC.
                                 200 PARK AVENUE
                                    NEW YORK,
                                 NEW YORK 10166
                                 (212) 412-4000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ------------------

                                   COPIES TO:

       MICHAEL BRADY                                  ROBERT TREFNY
WEIL, GOTSHAL & MANGES LLP                         CLIFFORD CHANCE LLP
      ONE SOUTH PLACE                             10 UPPER BANK STREET
      LONDON EC2M 2WG                                LONDON E14 5JJ
      UNITED KINGDOM                                 UNITED KINGDOM
    44-(0)20-7903-1000                             44-(0)20-7006-1000

                               ------------------



Approximate date of commencement of proposed sale to the public: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {crossed box} Registration
No. 333-127484

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {open box}

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. {open box}

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. {open box}

                        CALCULATION OF REGISTRATION FEE

                                                                                            Proposed
                                                                          Proposed           maximum
                                                    Amount to be  maximum offering         aggregate            Amount of
Title of each class of securities to be registered    registered(1) price per unit(2) offering price(1)  registration fee
--------------------------------------------------  ------------  ----------------    --------------     ----------------
Floating Rate Asset-Backed Notes Class A            $225,000,000              100%      $225,000,000           $26,482.50
Floating Rate Asset-Backed Notes Class B             $12,500,000              100%       $12,500,000            $1,471.25
Floating Rate Asset-Backed Notes Class C             $12,500,000              100%       $12,500,000            $1,471.25
Medium Term Note Certificate (3)
Investor Certificate (3)



---------------------
(1) Includes an indeterminate amount of securities that are to be offered or sold in connection with market-making activities by Barclays Capital Inc., an affiliate of the transferor and servicer.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 under the Securities Act.

(3) Gracechurch Receivables Trustee Limited is the registrant for the Investor Certificate, Barclaycard Funding PLC is the registrant for the Medium Term Note Certificate and Gracechurch Card Funding (No. 9) PLC is the registrant for the Class A Notes, the Class B Notes and the Class C Notes. The
    Investor Certificate and the Medium Term Note Certificate are being issued to Barclaycard Funding PLC and Gracechurch Card Funding (No. 9) PLC, respectively, and will be the primary sources of payments on the Class A Notes, the Class B Notes and the Class C Notes. The Medium Term Note Certificate and the Investor Certificate are not being offered directly to investors.

THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933.

                                EXPLANATORY NOTE

This registration statement is being filed pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form F-1 (Registration No. 333-127484) filed by Gracechurch Card Funding (No. 9) PLC, Gracechurch Receiveables Trustee Limited and Barclaycard Funding PLC with the Securities and Exchange Commission, which was declared effective by the Commission on September 7, 2005, are incorporated by reference into, and shall be deemed part of, this registration statement.

                                     II -- 1

ITEM 8.EXHIBITS

5.1 Opinion of Clifford Chance Limited Liability Partnership with respect to validity.

8.1    Opinion of Clifford Chance US LLP with respect to U.S. tax matters.

8.2 Opinion of Clifford Chance Limited Liability Partnership with respect to U.K. tax matters.

23.1 Consent of Clifford Chance Limited Liability Partnership and Clifford Chance US LLP (included in Exhibit 5.1, 8.1 and 8.2).

23.2   Consent of PricewaterhouseCoopers LLP.

                                     II -- 2

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gracechurch Card Funding (No. 9) PLC, a Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorised, in the City of London, England, on September 8, 2005.

                        GRACECHURCH CARD FUNDING (NO. 9) PLC
                        As Issuer of the Notes


                        By: /s/ Paul Gerard Turner
                        .................................
                        Name: Paul Gerard Turner

                        Title: Director


As required by the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE

   /s/ Paul Gerard Turner
....................................  Director (Principal Executive Officer, Principal
       Paul Gerard Turner            Financial Officer and Principal Accounting
                                     Officer)
   /s/ Jonathan Keighley
....................................
       Jonathan Keighley             Director

As the duly authorised signatory of
SFM Directors Limited

   /s/ J-P Nowacki
....................................
       J-P Nowacki                   Director

As the duly authorised signatory of
SFM Directors (No. 2) Limited



AUTHORIZED REPRESENTATIVE


   /s/ Giuseppe Pagano
.................................
       Giuseppe Pagano

As the duly authorized
representative of
Gracechurch Card Funding (No. 9)
PLC in the United States


Date: September 8, 2005


                                     II -- 3

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Barclaycard Funding PLC a Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorised, in the City of London, England, on September 8, 2005.

                           BARCLAYCARD FUNDING PLC
                           As Issuer of the Medium Term Note



                           By: /s/ Paul Gerard Turner
                           ...............................
                           Name: Paul Gerard Turner

                           Title: Director


As required by the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                            TITLE


   /s/ Paul Gerard Turner
....................................  Director (Principal Executive Officer, Principal
       Paul Gerard Turner            Financial Officer and Principal Accounting
                                     Officer)


   /s/ Jonathan Keighley
....................................  Director
       Jonathan Keighley

As the duly authorised signatory of
SFM Directors Limited



AUTHORIZED REPRESENTATIVE



   /s/ Giuseppe Pagano
........................
       Giuseppe Pagano

As the duly authorized
representative of
Barclaycard Funding PLC
in the United States


Date: September 8, 2005


                                     II -- 4

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Gracechurch Receivables Trustee Limited a Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorised, in the City of London, England, on September 8, 2005.

                            GRACECHURCH RECEIVABLES TRUSTEE LIMITED
                            On behalf of the receivables trust




                            By: /s/ Paul Gerard Turner
                                .....................................
                            Name: Paul Gerard Turner

                            Title: Director


As required by the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                  TITLE


   /s/ Paul Gerard Turner
 ........................  Director (Principal Executive Officer, Principal
       Paul Gerard Turner  Financial Officer and Principal Accounting
                           Officer)

   /s/ Shane Hollywood
 ........................  Director
       Shane Hollywood


   /s/ Richard Gerwat
 ........................  Director
       Richard Gerwat



AUTHORIZED REPRESENTATIVE

    /s/ Giuseppe Pagano
..............................
        Giuseppe Pagano

As the duly authorized
representative of Gracechurch
Receivables Trustee Limited
in the United States


Date: September 8, 2005


                                     II -- 5